                                                                   EXHIBIT 10.15


                            INTERCREDITOR AGREEMENT

    THIS INTERCREDITOR AGREEMENT is made this 31st day of January, 1997 by and among CREDITANSTALT-BANKVEREIN, an Austrian banking corporation
("Creditanstalt"), as the successor agent under the Credit Agreement hereinafter referred to (in such capacity, the "Agent"); and HFMI ACQUISITION CORPORATION, a Delaware corporation ("Subordinate Lender").


                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the lenders (the "Senior Lenders") under a certain Amended and Restated Credit Agreement, dated as of December 30, 1994, as amended (as heretofore, now or hereafter amended, modified, restated or refinanced, the "Senior Credit Agreement") by and among Harry's Farmers Market, Inc., a Georgia corporation ("Borrower"), the Senior Lenders and the Agent, have agreed to extend certain financial accommodations to Borrower, pursuant thereto, and have secured the payment of all "Obligations" of Borrower to the Senior Lenders arising pursuant to, and as such term is defined in, the Senior Credit Agreement (herein collectively referred to as the "Senior Indebtedness") by retaining from Borrower and all of its Subsidiaries (as such term is defined in the Senior Credit Agreement) other than Roman Properties, Inc. a security interest in substantially all of the personal property of Borrower and such Subsidiaries pursuant to the "Security Documents," as such term is defined in the Senior Credit Agreement; and

       WHEREAS, Borrower and/or its Subsidiaries further have executed in favor of Agent certain deeds to secure debt (herein collectively referred to as the "Senior Deeds"; the Senior Credit Agreement and the Senior Deeds, together with all related documentation, all as in effect from time to time, are hereinafter referred to as the "Senior Loan Documents") with respect to their owned real property and the improvements thereon, situated in Cobb, Fulton and Gwinnett Counties, Georgia (herein collectively called the "Premises"), granting security title to such Premises as additional security for the payment and performance of the Senior Indebtedness and the Senior Credit Agreement; and

        WHEREAS, Subordinate Lender has agreed to extend certain financial accommodations to Borrower pursuant to a Secured Loan Agreement of even date herewith between Subordinate Lender and Borrower (the "Subordinate Loan Agreement"), and has secured the payment of all indebtedness, obligations, liabilities of the Borrower to the Subordinate Lender arising out of the Subordinated Loan Documents (as hereinafter defined), whether now existing or hereafter arising, direct or indirect, absolute or contingent, joint and/or several, arising by operation of law or otherwise (herein collectively called the "Subordinated Debt") by receiving from Borrower and its Subsidiaries (other than RPI) a security interest in substantially all of their respective personal property pursuant to the Subordinate Loan Agreement; and

        WHEREAS, Borrower and/or such Subsidiaries further have executed or agreed to execute in favor of Subordinate Lender certain deeds to secure debt (herein collectively referred to as the "Subordinate Deeds"; the Subordinate Loan Agreement and the Subordinate Deeds, together with all related documentation, all as in effect from time to time, are hereinafter referred to as the "Subordinate Loan Documents"), granting security title to the Premises as additional security for the payment and performance of the Subordinated Debt and the Subordinate Loan Agreement;

       WHEREAS, as a result of the Senior Loan Documents and the Subordinate Loan Documents, Agent and Subordinate each hold or will hold security interests in substantially all of the personal property of the Borrower and certain of its Subsidiaries (such interests being hereinafter collectively referred to as "Security Interests" and, individually, as a "Security Interest") and hold security title to the Premises (such interests being hereinafter referred to collectively as "Liens" and individually as a "Lien"); and

       WHEREAS, Agent and Subordinate Lender wish to enter into this Agreement for the purpose of setting forth (i) the relative priorities of their respective Liens in the Premises and respective Security Interests in the personal property of the Borrower and such Subsidiaries, and (ii) certain other agreements between them with respect to their respective agreements with the Borrower and its Subsidiaries;

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subordinate Lender and Agent, on behalf of the Senior Lenders, agree as follows:

      1.   Debt Subordination.  Except as set forth in Section 4 hereof,
           ------------------
Subordinate Lender will not ask for, demand, sue for, take or receive from the Borrower, by setoff or in any other manner, the whole or any part of the Subordinated Debt, whether principal or interest, unless and until the Senior Indebtedness shall have been fully paid and satisfied and all financing arrangements between the Senior Lenders and the Borrower have been terminated in writing by Agent and/or the Senior Lenders.

      2.   Lien Subordination.
           ------------------

          (a) Agent and Subordinate Lender agree at all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding and notwithstanding the priorities which would ordinarily result from the order of granting of any Lien or Security Interest, or the order of filing or recording of any deed to secure debt or financing statements or any other matter, Agent's Security Interests in all the personal property of Borrower and its Subsidiaries (the "Collateral") and Agent's Lien on the Premises shall constitute a first priority Lien on and Security Interest in such property and Subordinate Lender's Liens and Security Interests in the Premises and such property shall constitute a second priority Lien on and Security Interest therein.

          (b) Subordinate Lender agrees that it will not ask for, demand, sue for, take, receive, or possess from Borrower or any of its Subsidiaries, by setoff or in any other manner, the whole or any part of the Collateral or the Premises, or foreclose or otherwise realize upon the whole or any part of the Collateral or the Premises, whether by judicial action or under power of sale, by self-help repossession or otherwise, unless and until all of the Senior Indebtedness has been paid in full and all financing arrangements between the Senior Lenders and the Borrower have been terminated in writing by Agent and/or the Senior Lenders.

          (c) Subordinate Lender agrees that, upon any sale or other disposition of all or any of the Collateral or the Premises, if the Agent agrees to release its Security Interest in any such Collateral or its Lien in such Premises, or if the net cash proceeds of such sale or disposition are being applied to the payment of the Senior Indebtedness, Subordinated Lender shall be deemed to have consented to such sale or other disposition and agrees to release its Security Interest in any such Collateral and/or its Lien in any such Premises. Subordinate Lender hereby grants to the Agent and each Senior Lender an irrevocable power of attorney to execute and deliver any such release required of Subordinate Lender hereunder.

          (d) Subordinate Lender hereby (i) consents to the granting of a Security Interest by Borrower in the HFMI License Agreement dated of even date herewith between HFMI Trust and Borrower (the "License") and the Georgia Class Ownership Certificates (the "Certificates"), as such term is defined in the Trust Agreement dated of even date herewith by and among Borrower, Subordinate Lender and Wilmington Trust Company (the "Trust Agreement"), (ii) consents to any Transfer (as such term is defined in the License) of the License and the Certificates made by the Agent in exercise of its remedies in respect of the License and the Certificates or made by the Borrower if the proceeds from such Transfer are used to permanently reduce the Senior Indebtedness and (iii) waives its Call Option (as such term is defined in the Trust Agreement) (A) so long as the Senior Indebtedness remains unpaid, the Senior Credit Agreement has not been terminated, and the Senior Indebtedness has not been purchased by Subordinate Lender pursuant to Section 7(b) or Section 8 hereof and (B) in connection with or following any Transfer described in clause (ii) above.

     3.   Subrogation.  Except as set forth in Section 4 hereof, Subordinate
          -----------
Lender also agrees that, regardless of whether the Senior Indebtedness is secured or unsecured, the Agent and the Senior Lenders shall be subrogated to Subordinate Lender with respect to Subordinate Lender's claims against Borrower and Subordinate Lenders' rights, liens and security interests, if any, in the Collateral or the Premises and the proceeds thereof until all of the Senior Indebtedness of Borrower to the Agent and the Senior Lenders shall have been paid and fully satisfied and all financing arrangements between the Senior Lenders and the Borrower have been terminated in writing by Agent and/or the Senior Lenders.

     4.   Permitted Transactions.  Notwithstanding anything to the contrary set
          ----------------------
forth herein:

     (a) Borrower may make, and Subordinate Lender may accept, the regularly scheduled payments of interest provided for in the Subordinated Loan Agreement (without giving effect to any amendment or modification thereof which would have the effect of increasing any such payment or accelerating the maturity thereof); provided, however, that:
--------  -------

     (i) No payment may be made by Borrower on account of the interest on the Subordinated Debt (A) upon the maturity of any Senior Indebtedness of Borrower by lapse of time, acceleration (unless waived) or otherwise, unless and until all principal of, premium, if any, and interest on such Senior Indebtedness are first paid in full (or such payment is duly provided for), or (B) in the event of default in the payment of any principal of, premium, if any, or interest on any Senior Indebtedness of Borrower when it becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist.

     (ii) Upon (A) the happening of an event of default (other than a Payment Default) that permits, or would permit, with (w) the passage or time, (x) the giving of notice, (y) the making of any payment of the Subordinated Debt then required to be made, or (z) any combination thereof (collectively, a "Non-Payment Default"), the Agent immediately to accelerate its maturity and (B) written notice of such Non-Payment Default given to Borrower and the Subordinate Lender by the Agent (a "Payment Notice"), then, unless and until such Non-

Payment Default has been cured or waived or otherwise has ceased to exist, no payment by set-off or otherwise) may be made by or on behalf of Borrower on account of the interest on the Subordinated Debt. Notwithstanding the foregoing, unless (1) the Senior Indebtedness exists has been declared due and payable in its entirety within 179 days after the Payment Notice is delivered as set forth above (the "Payment Blockage Period"), and (2) such declaration has not been rescinded or waived, at the end of the Payment Blockage Period, Borrower shall be required to pay all sums not paid to the Subordinate Lender during the Payment Blockage Period due to the foregoing prohibitions which were scheduled to be payable during the Blockage Period and to resume all other payments as and when due on the Subordinated Debt. More than one Payment Notice may be given in any 365-day period, provided, however, that in no event,
                                    --------  -------
however, may the total number of days during which any Payment Blockage Period or Payment Blockage periods are in effect exceed 179 days in the aggregate during any consecutive 365-day period.

     (b) The aggregate principal amount of Subordinated Debt may be reduced as a result of Subordinate Lender contributing such Subordinated Debt to the capital of Borrower in payment of the purchase price for shares of Series B Preferred Stock (as such term is defined in the Senior Credit Agreement) issued to Subordinate Lender as contemplated by Section 3.9 of the Subordinate Loan Agreement.

     5.   Priority on Distribution of Proceeds.  In the event of any
          ------------------------------------
distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the products or proceeds thereof, to the creditors of Borrower or any of its Subsidiaries or readjustment of the obligations and indebtedness of Borrower or any of its Subsidiaries, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the indebtedness or obligations of Borrower or any of its Subsidiaries, or the application of the assets of Borrower or any such Subsidiary to the payment or liquidation thereof, or the dissolution or other winding up of Borrower's or such Subsidiary's business, or upon the sale of all or substantially all of Borrower's or any such Subsidiary's business, the distributions of proceeds of the assets of Borrower or such Subsidiary shall be made first to the Agent for application to the Senior Indebtedness and, following the payment of the Senior Indebtedness in full, then the Subordinated Debt.

     6.   Grant of Authority to the Agent.  In order to enable the Agent to
          -------------------------------
enforce its rights hereunder in any such action or proceeding, the Agent is hereby irrevocably authorized and empowered, in its discretion, to: (a) make and present for and on behalf of Subordinate Lender such proofs of claims against Borrower on account of the Subordinated Debt as the Agent may deem expedient or proper and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Senior Indebtedness; (b) to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor; and (c) to file claims and take such other acts and commence such other proceedings, in the Agent's own name or in the name of Subordinate Lender, any Senior Lender or otherwise, as the Agent may deem necessary or advisable for the enforcement of this Agreement. Subordinate Lender shall execute and deliver to the Agent such powers of attorney, assignments or other instruments or documents, as may be requested by the Agent in order to enable the Agent to enforce any and all claims upon or with respect to any or all of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Subordinated Debt, all for benefit of the Senior Lenders.

     7.   Notice of Default; Right to Cure, Negotiate.
          -------------------------------------------

          (a) Generally.  Agent agrees to give to the Subordinate Lender copies
              ---------
of any written notices of default which may be given under or pursuant to the terms of any of the Senior Loan Documents, which the Agent gives Borrower, hereafter (herein called a "Notice of Default") either concurrently with, or as soon as practicable after, the giving of any such notice to Borrower;

          (b) Specific Cure Right as to Senior Indebtedness.  Agent further
              ---------------------------------------------
agrees, in connection with the giving of any Notice of Default to Subordinate Lender pursuant to subsection (a) hereof, before taking any enforcement action with respect to its Security Interest in the Collateral or with respect to its Lien on the Premises (other than as may be deemed necessary or advisable by Agent to perfect, protect or preserve such Security Interest or Lien), to permit Subordinate Lender, within a period not to exceed the longer of (x) 10 days from its receipt of such Notice of Acceleration or (y) any cure period provided in the Senior Loan Documents with respect thereto, either to (i) cure, on behalf of Borrower, the default or defaults in consequence of which the Agent and the Senior Lenders have elected to take the actions described in such Notice of Default, and, should Subordinate Lender, within such cure period, cure such default or defaults to the satisfaction and the Agent and the Senior Lenders, Agent agrees with Subordinate Lender to reinstate the Senior Loan Documents effective upon such cure (to the extent no other defaults then exist thereunder) and not take any enforcement actions with respect to the Premises or the Collateral which, in the absence of such cure by Subordinate Lender, otherwise then would be available to Agent or (ii) purchase the Senior Indebtedness, for an amount equal to the then outstanding principal balance of the Senior Indebtedness, all accrued interest, fees and charges thereon, and all costs incurred to date of such purchase by the Agent or the Senior Lenders which are reimbursable by the Borrower under the Senior Loan Documents, upon payment of which amount the Agent and the Senior Lenders forthwith shall transfer, without recourse, warranty or representation, and deliver to the Subordinate Lender, the Senior Loan Documents pertaining to the Senior Indebtedness. For purposes of calculating the principal, accrued interest, fees, charges and unreimbursed cost outstanding under the Senior Loan Documents, the purchase of the Senior Indebtedness shall be treated as if it were a repayment in full of the Senior Indebtedness.

          (c) Prior to any Transfer (as such term is defined in the License) of the License or the Certificates made by the Agent in exercise of its remedies in respect of the License, Agent agrees to give Subordinate Lender a fifteen (15) day period during which Subordinate Lender shall have the right to negotiate with the Agent and the Senior Lenders for purchase by Subordinate Lender of the License and Certificates and Agent agrees to negotiate in good faith with Subordinate Lender in connection therewith; provided, however, that if by the
                                            --------  -------
end of such fifteen (15) day period Agent and Subordinate Lender have not been able to reach agreement on the terms of any such sale, Agent shall be free to Transfer the License to any person or entity and on such terms and conditions as the Agent and the Senior Lenders deem appropriate. In connection with any negotiation undertaken pursuant to the foregoing sentence, the Subordinate Lender acknowledges and agrees that the availability of the License is likely to enhance the value of the Collateral and the Premises and that the Agent and the Senior Lenders may negotiate for any purchase of the License by Subordinate Lender negotiated pursuant to this Section 7(c) to also include the purchase by Subordinate Lender of some or all of the Collateral and/or the Premises, as the Agent and the Senior Lenders deem appropriate. Upon the Transfer of the License and the Certificates to any person or entity other than Subordinate Lender, the Agent shall require the transferee to acknowledge in writing that it is bound by the terms of the License, except to the extent expressly waived by Subordinate Lender pursuant to this Agreement.

     8.   Purchase Option Upon Change of Control.  Upon the occurrence of a
          --------------------------------------
"Change of Control" which triggers the "Call Option," as such terms are defined in the Trust Agreement, Subordinate Lender shall have the option, within thirty
(30) days thereafter, to purchase the Senior Indebtedness, for an amount equal to the then outstanding principal balance of the Senior Indebtedness, all accrued interest, fees and charges thereon, and all costs incurred to date of such purchase by the Agent or the Senior Lenders which are reimbursable by the Borrower under the Senior Loan Documents, upon payment of which amount the Agent and the Senior Lenders forthwith shall transfer, without recourse, warranty or representation, and deliver to the purchasing party, the Senior Loan Documents pertaining to the Senior Indebtedness. For purposes of calculating the principal, accrued interest, fees, charges and unreimbursed cost outstanding under the Senior Loan Documents, the purchase of the Senior Indebtedness shall be treated as if it were a repayment in full of the Senior Indebtedness.

     9.   Receipt of Moneys. Except as provided in Section 4 hereof, should any
          -----------------
payment or distribution or security or instrument or proceeds thereof be received by Subordinate Lender upon or with respect to the Subordinated Debt (other than shares of Borrower's Series B Preferred Stock) prior to the satisfaction of all of the Senior Indebtedness owing to the Agent and the Senior Lenders and termination in writing by the Agent and the Senior Lenders of all financing arrangements between Borrower and the Senior Lenders, the Subordinate Lender shall receive and hold the same in trust, as trustee, for the benefit of the Agent and shall forthwith deliver the same to Agent in precisely the form received (except for endorsement or assignment by Subordinate Lender where necessary), for application on any of the Senior Indebtedness, due or not due, and, until so delivered, the same shall be held in trust by Subordinate Lender as the property of the Agent. In the event of the failure of Subordinate Lender to make any such endorsement or assignment to the Agent, the Agent, or any of its officers or employees, is hereby irrevocably authorized to make the same.

     10.  Instrument Legend.  Any  instruments evidencing any of the
          -----------------
Subordinated Debt, or any portion thereof, including, without limitation, the Subordinated Note, will, on the date hereof or promptly hereafter, be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Agent and the Senior Lenders pursuant to the terms of this Agreement. Any instrument evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Borrower, will, on the date thereof, be inscribed with the aforesaid legend.

     11.  Transfer of Claims.  Subordinate Lender agrees not to assign or
          ------------------
transfer to others any claims relating to the Subordinated Debt while any of the Senior Indebtedness remains unpaid unless such assignment or transfer is made expressly subject to this Agreement.

     12.  Term.  This Agreement shall constitute a continuing agreement of
          ----
subordination, and the Senior Lenders may continue, without notice to Subordinate Lender, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof, and this Agreement shall be irrevocable by Subordinate Lender until all Senior Indebtedness shall have been paid and fully satisfied, and all financing arrangements between the Borrower and the Senior Lenders have been terminated in writing by the Agent and/or the Senior Lenders.

     13.  Additional Agreements Among Agent, Senior Lenders and Borrower.
          --------------------------------------------------------------

          (a) Subject to subsection (b) below, the Agent and/or the Senior Lenders, at any time and from time to time, may enter into such agreement or agreements with Borrower as the Agent or the Senior Lenders may deem proper, extending the time of payment of or renewing or otherwise amending or altering the terms of all or any of the Senior Indebtedness or affecting the security underlying any or all of the Senior Indebtedness, or may exchange, sell, release, surrender or otherwise deal with any such security, without in any way impairing or affecting this Agreement hereby.

          (b) The Agent agrees that it shall not, without the consent of the Subordinate Lender, amend the Senior Loan Agreement (i) to increase the aggregate principal amount of the Senior Indebtedness above $13,500,000; (ii) to amend the provisions of Sections 9.3 (Interest Coverage Ratio) or 9.4 (Tangible Net Worth) to require a higher level of financial performance by the Borrower during any period than such Sections require on the date hereof; (iii) to amend the provisions of Section 8.7 (Operating Leases) to reduce the operating leases that the Borrower may enter into below the level permitted to the Borrower by such covenant on the date hereof (iv) or amend the Senior Loan Agreement to include a covenant expressly limiting capital expenditures. If notwithstanding the foregoing Borrower, the Agent and Senior Lenders so amend the Senior Loan Agreement without first obtaining the consent of the Subordinate Lender, such amendment shall not be a breach of this Agreement unless (A) Subordinate Lender notifies the Agent of such breach prior to the end of the earliest of (x) fifteen (15) days after the Subordinate Lender learns of such amendment, (y) fifteen (15) days after the filing of the Borrower's first quarterly report on Form 10-Q or annual report on Form 10-K after the date of such amendment or (z) fifteen (15) days after the filing of any report by the Borrower on Form 8-K which discloses such amendment and (B) such breach is not cured by the Agent and/or the Senior Lenders within (60) days after the date the Agent receives such notice (which cure may be effected by voiding the offending amendment). In the event any such breach is not cured in period specified in clause (B) above, Subordinate Lender shall have a claim against Agent for any damages suffered by it as a result of such amendment but such breach shall not impair the subordination provisions and the other obligations of Subordinate Lender hereunder.

     14.  Subordinate Lender's Waivers.  All of the Senior Indebtedness shall be
          ----------------------------
deemed to have been made or incurred in reliance upon this Agreement, and Subordinate Lender expressly waives all notice of the acceptance by the Agent or the Senior Lenders of the subordination and other provisions of this Agreement, all other notices whatsoever, and reliance by the Agent or the Senior Lenders upon the subordination and other agreements as herein provided. Subordinate Lender agrees that: (a) neither the Agent nor any Senior Lender has made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Credit Agreement or the other Security Documents (as such term is defined in the Senior Credit Agreement), or the collectibility of the Senior Indebtedness; (b) the Agent and the Senior Lenders shall be entitled to manage and supervise their loans to the Borrower in accordance with their usual practices, modified from time to time as they deem appropriate under the circumstances, without regard to the existence of any rights that Subordinate Lender may now or hereafter have in or to any of the assets of the Borrower; and (c) neither the Agent nor any Senior Lender shall have any liability to Subordinate Lender for, and Subordinate Lender waives any claim which he may now or hereafter have against the Agent or any Senior Lender arising out of, any and all actions which the Agent or such Senior Lender, in good faith, takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of the Liens in the Premises or the Security Interests in the Collateral, actions with respect to the occurrence of an Event of Default, actions with respect to the foreclosure upon, sale of, release of, depreciation of or failure to realize upon, any of the Collateral or Premises and actions with respect to the collection of any claim for all or any part of the Senior Indebtedness from any account debtor, guarantor or any other party) with respect to the Loan Agreement or the other Loan Documents or to the collection of the Senior Indebtedness of Borrower to the Senior Lender or the valuation, use, protection or release of the Collateral.

     15.  Agent's and Senior Lenders' Waivers.  No waiver shall be deemed to be
          -----------------------------------
made by the Agent or any Senior Lender of any of its rights hereunder, unless the same shall be in writing signed by the Agent or such Senior Lender, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Agent or such Senior Lender or the obligations of Subordinate Lender to the Agent and the Senior Lenders in any other respect at any other time.

     16.  Application of Payments.  The Subordinate Lender hereby agrees that
          -----------------------
all payments received by the Agent or the Senior Lenders from Borrower may be applied and reapplied, in whole or in part, to any of the Senior Indebtedness, as the Senior Lenders, in their sole discretion, deem appropriate.

     17.  Representations and Warranties.  Subordinate Lender hereby represents
          ------------------------------
and warrants to the Agent and the Senior Lenders as follows:

          (a) Subordinate Lender has all requisite power and authority to execute, deliver and perform this Agreement and without other or further action or approval of any kind;

          (b) This Agreement constitutes the valid and legally binding obligation of Subordinate Lender, enforceable in accordance with its terms (except that enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally), and no consent or approval of any other party and no consent, license, approval or authorization of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

     18.  Notices.  Any notices required to be given hereunder shall be sent by
          -------
first class certified mail, postage prepaid, return receipt requested, by facsimile or delivered by hand, and shall be deemed to have been made when received. Notices to Agent shall be addressed to Agent at:

                         Creditanstalt-Bankverein
                         Two Greenwich Plaza
                         Greenwich, Connecticut  06830
                         Attention: Lisa Bruno
                         Facsimile: (203) 851-1234

      with a copies to:  Creditanstalt-Bankverein
                         2 Ravinia Drive
                         Suite 1680
                         Atlanta, Georgia 30346
                         Attn:  Robert M. Biringer
                                Joseph P. Longosz
                         Facsimile:  (770) 390-1851

                                 and

                         Troutman Sanders LLP
                         600 Peachtree Street, N.W.
                         Suite 5200
                         Atlanta, Georgia  30308-2216
                         Attn:  Hazen H. Dempster
                         Facsimile:  (404) 885-3900

notices to Subordinate Lender shall be addressed to Subordinate Lender at:

                         HFMI Acquisition Corporation
                         14103 Denver West Parkway
                         Golden, Colorado  80401
                         Attention: Saad J. Nadhir
                         Facsimile: (303) 216-5550

     19.  Relationship of Parties.  This Agreement is entered into solely for
          -----------------------
the purposes set forth above, and, except as expressly provided otherwise herein, no party assumes any responsibility to the other to advise the other of information known to such party regarding the financial condition of the Borrower, or regarding the Collateral or the Premises, or of any other circumstances bearing upon the risk of nonpayment of the obligations of Borrower under the Senior Loan Documents or the Subordinate Loan Documents, respectively. Each party shall be responsible for managing its relationship with Borrower, and no party shall be deemed the agent of any other party for any purpose. Agent may alter, amend, supplement, release, discharge or otherwise modify any terms of the Senior Loan Documents without notice to or consent of the Subordinate Lender.

     20.  Refinancing of Senior Credit Agreement.  In the event that the
          --------------------------------------
Borrower incurs indebtedness, the proceeds of which are use to repay the Senior Indebtedness in full (the "Refinancing Indebtedness"), the Subordinate Lender agrees, upon the request of the holder of the Refinancing Indebtedness, to enter into a replacement intercreditor agreement, on the same terms and conditions as this Agreement (a "Replacement Intercreditor Agreement"), with the holder(s) of such refinancing Indebtedness or their representative. Upon the execution and delivery of any such Replacement Intercreditor Agreement, any reference in the Subordinate Loan Documents to this Agreement shall be deemed to refer to such Replacement Intercreditor Agreement.

     21.  Parties.  This Agreement shall be binding upon, and shall inure to the
          -------
benefit of, the parties and their respective successors and assigns.

     22.  Third Party Beneficiaries.  Nothing contained in this Agreement shall
          -------------------------
be deemed to indicate that this Agreement has been entered into for the benefit of any person other than the Senior Lenders and the parties hereto.

     23.  Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. SUBORDINATE LENDER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL

PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST SUBORDINATE LENDER IN THE COURTS OF ANY OTHER JURISDICTION.

     24.  Waiver of Jury Trial. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH
          --------------------
ITS RESPECTIVE COUNSEL, SUBORDINATE LENDER AND AGENT HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUBORDINATE LENDER OR THE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SENIOR LENDERS TO MAKE THE LOANS TO BORROWER.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                              CREDITANSTALT-BANKVEREIN


                              By: /s/ Robert M. Biringer
                                 ------------------------------
                                 Robert M. Biringer
                                 Executive Vice President


                              By:  /s/ Joseph P. Longosz
                                 ------------------------------
                                 Joseph P. Longosz
                                 Vice President



                              HFMI ACQUISITION CORPORATION


                              By: /s/
                                 -----------------------------
                                 Name:
                                 Title:

                          ACKNOWLEDGMENT AND AGREEMENT
                          ----------------------------



       The undersigned, Harry's Farmers Market, Inc., a Georgia corporation ("Borrower"), hereby accepts and acknowledges receipt of a copy of the foregoing Intercreditor Agreement and consents to and agrees to be bound by all provisions thereof, including, without limitation the agreements between Agent and Subordinate Lender with respect to the payment by each to the others of certain proceeds derived from the liquidation of the Collateral and the Premises. Without limiting the generality of the foregoing, Borrower agrees that, (a) in the event of any transfer of the License by Borrower made in reliance upon the provisions of Section 2(d)(ii) of the foregoing Intercreditor Agreement, Borrower will comply with the provisions of Section 7(c) as if Borrower were the Agent and (b) in the event the Agent receives a notice from Subordinate Lender pursuant to Section 13(b) of the foregoing Intercreditor Agreement, Borrower agrees that Agent may, without Borrower's consent, void any amendment or portion thereof which contravenes, or which Subordinate Lender alleges as contravening, the restrictions set forth in said Section 13(b).

      Capitalized terms used in this Acknowledgment and Agreement without definition have the meanings specified in the foregoing Intercreditor Agreement unless the context otherwise requires.


                                      HARRY'S FARMERS MARKET, INC.


                                      By:  /s/ Harry A. Blazer
                                         -------------------------------
                                          Name:  Harry A. Blazer
                                          Title: President

                                              [CORPORATE SEAL]